UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2025 (December 4, 2025)

Warner Bros. Discovery, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34177

Delaware	35-2333914
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

230 Park Avenue South

New York, New York 10003

(Address of principal executive offices, including zip code)

212-548-5555

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Series A Common Stock	WBD	Nasdaq Global Select Market
4.302% Senior Notes due 2030	WBDI30, WBDI30A	Nasdaq Global Market
4.693% Senior Notes due 2033	WBDI33, WBDI33A	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On December 5, 2025, Warner Bros. Discovery, Inc., a Delaware corporation (“WBD” or the “Company”), and Netflix, Inc., a Delaware corporation (“Netflix”), issued a joint press release announcing the execution of an Agreement and Plan of Merger (the “Merger Agreement”), by and among WBD, Netflix, Nightingale Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Netflix (“Merger Sub”), and New Topco 25, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“New Company”). The full text of the joint press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

WBD also made available to employees the materials included as Exhibit 99.2. Exhibits 99.1 and 99.2 are being furnished under Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01	Other Events.

On December 4, 2025, WBD entered into the Merger Agreement, by and among WBD, Netflix, Merger Sub and New Company.

Important Information about the Transaction and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the proposed transaction between WBD and Netflix (the “proposed transaction”). In connection with the proposed transaction, Netflix intends to file a registration statement on Form S-4, containing a proxy statement/prospectus, with the SEC and WBD intends to file a proxy statement with the SEC. WBD also intends to file a registration statement for a newly formed subsidiary (“Discovery Global”), which is contemplated to own certain assets and businesses of WBD not being acquired by Netflix in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE REGISTRATION STATEMENTS, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the registration statements and proxy statement/prospectus (when available) as well as other filings containing information about WBD and Netflix, without charge, at the SEC’s website, https://www.sec.gov. Free copies of the registration statements and proxy statement/prospectus, once available, and each company’s other filings with the SEC may also be obtained from the respective companies. Free copies of documents filed with the SEC by WBD will be made available on WBD’s investor relations website at https://ir.wbd.com. Free copies of documents filed with the SEC by Netflix will be made available on Netflix’s investor relations website at https://ir.netflix.net.

Participants in the Solicitation

WBD and Netflix and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of WBD is set forth in its Annual Report on Form 10-K for the year ended December 31, 2024, under the heading “Executive Officers of Warner Bros. Discovery, Inc.,” and its definitive proxy statement filed with the SEC on April 23, 2025, under the heading “Proposal 1: Election of Directors.” Information about the directors and executive officers of Netflix is set forth in its definitive proxy statement filed with the SEC on April 17, 2025, under the headings “Our Board of Directors” and “Our Company Executive Officers.” Investors may obtain additional information regarding the interests of such participants by reading the registration statements, proxy statement/prospectus and other relevant materials regarding the proposed transaction when they become available.

Forward-Looking Statements

Information set forth in this communication, including financial estimates and statements as to the expected timing, completion and effects of the proposed transaction between WBD and Netflix constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These estimates and statements are subject to risks and uncertainties, and actual results might differ materially. Such estimates and statements include, but are not limited to, statements about the benefits of the proposed transaction, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of the management of WBD and Netflix and are subject to significant risks and uncertainties outside of our control. Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements are the following: (1) the completion of the proposed transaction may not occur on the anticipated terms and timing or at all, (2) the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed transaction, (3) the risk that WBD stockholders may not approve the proposed transaction, (4) the risk that the necessary regulatory approvals may not be obtained or may be obtained subject to conditions that are not anticipated, (5) risks that any of the closing conditions to the proposed transaction may not be satisfied in a timely manner, (6) the final allocation of indebtedness between WBD and Discovery Global in connection with the separation could reduce the consideration for the proposed transaction, (7) risks related to potential litigation brought in connection with the proposed transaction, (8) the risk that the integration of the businesses will be more difficult, time consuming or costly than expected, (9) risks related to financial community and rating agency perceptions of each of WBD and Netflix and its business, operations, financial condition and the industry in which it operates, (10) risks related to disruption of management time from ongoing business operations due to the proposed transaction, (11) failure to realize the benefits expected from the proposed transaction, (12) effects of the announcement, pendency or completion of the proposed transaction on the ability of WBD or Netflix to retain customers and retain and hire key personnel and maintain relationships with their suppliers, and on their operating results and businesses generally, (13) risks associated with third party contracts containing consent and/or other provisions that may be triggered by the proposed transaction, (14) negative effects of the announcement or the consummation of the proposed transaction on the market price of WBD and/or Netflix common stock, (15) risks relating to the value of the shares of Netflix common stock to be issued in the proposed transaction and uncertainty as to the long-term value of Netflix common stock, (16) the potential impact of unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition and losses on the future prospects, business and management strategies for the management, expansion and growth of Netflix’s operations after the consummation of the proposed transaction and on the other conditions to the completion of the proposed transaction, (17) risks related to the potential impact of general economic, political and market factors on the companies or the proposed transaction, (18) the risk that Discovery Global, as a new company that currently has no credit rating, will not have access to the capital markets on acceptable terms, (19) the risk that Discovery Global may be unable to achieve some or all of the benefits that WBD expects Discovery Global to achieve as an independent, publicly-traded company, (20) the risk that Discovery Global may be more susceptible to market fluctuations and other adverse events than it would have otherwise been while still a part of WBD, (21) the risk that Discovery Global will incur significant indebtedness in connection with the separation, and the degree to which it will be leveraged following completion of the separation may materially and adversely affect its business, financial condition and results of operations, (22) the ability to obtain or consummate financing or refinancing related to the proposed transaction or the separation upon acceptable terms or at all and (23) management’s response to any of the aforementioned factors. Discussions of additional risks and uncertainties are contained in WBD’s and Netflix’s filings with the SEC and will be contained in the Form S-4, containing a proxy statement/prospectus, to be filed by Netflix in connection with the proposed transaction and the registration statement to be filed by Discovery Global in connection with the separation. Neither WBD nor Netflix is under any obligation, and each expressly disclaims any obligation, to update, alter, or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise. Persons reading this announcement are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date hereof.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Joint Press Release, dated December 5, 2025

99.2	Warner Bros. Discovery, Inc. Email to Employees, dated December 5, 2025

101	Inline XBRL Instance Document - the instance document does not appear in the Interactive Date File because its XBRL tags are embedded within the Inline XBRL document

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 5, 2025	WARNER BROS. DISCOVERY, INC.

	By:	/s/ Gunnar Wiedenfels
	Name:	Gunnar Wiedenfels
	Title:	Chief Financial Officer